EXHIBIT 11





                                    AGREEMENT

         Pursuant to Rule 13d-1(f) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the current ownership of any of the undersigned of shares of Common Stock of Ionics, Incorporated or any purchase of additional stock or sales of such stock of the Company by and of the undersigned.



                                              The Savena Trust

/S/ Henriette de Vitry d'Avaucourt
- ------------------------------------          By:  /s/ Alex Fischer
Henriette de Vitry d'Avaucourt                    ----------------------------
                                                  Trustee

                                              The Philora Trust

/s/ Arnaud de Vitry d'Avaucourt
- -----------------------------------           By:  /s/ Alex Fischer
Arnaud de Vitry d'Avaucourt                       ----------------------------
                                                  Trustee


                                              The INTERFIDUCIA Trust Reg.
                                             (a Trustee of both the Savena Trust
                                              and the Philora Trust)

                                              By:  /s/ Alex Fischer
                                                  ----------------------------
                                                   Attorney-In-Fact


                                              /s/ Markus W. Stadlin
                                              --------------------------------
                                              Markus W. Stadlin,
                                             (a Trustee of both the Savena Trust
                                              and the Philora Trust)

                                              /s/ Alex Fischer
                                              --------------------------------
                                              Alex Fischer,
                                             (a Trustee of both the Savena Trust
                                              and the Philora Trust)